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                        VAN KAMPEN MUNICIPAL INCOME FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       APRIL 1, 2008 - SEPTEMBER 30, 2008

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
                                                                         Amount of      % of      % of
                                           Offering        Total          Shares      Offering    Funds
   Security      Purchase/     Size of     Price of      Amount of       Purchased    Purchased   Total                  Purchased
   Purchased     Trade Date   Offering      Shares        Offering        By Fund      By Fund   Assets    Brokers         From
---------------- ----------- ------------ ------------ --------------- -------------- --------- -------- ------------- -------------
 Pennsylvania     08/15/08        -         $100.00     $183,090,000    $1,000,000      0.55%     0.17%  Goldman,      Goldman Sachs
    Housing                                                                                              Sachs &
Finance Agency                                                                                           Co.,
                                                                                                         Cabrera
                                                                                                         Capital
                                                                                                         Markets,
                                                                                                         LLC, Morgan
                                                                                                         Stanley &
                                                                                                         Co.
                                                                                                         Incorporated,
                                                                                                         Raymond
                                                                                                         James &
                                                                                                         Associates,
                                                                                                         Inc. and
                                                                                                         RBC Capital
                                                                                                         Markets

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